UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 13, 2006

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                             DPAC Technologies Corp.
             (Exact name of registrant as specified in its charter)

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            California               0-14843               33-0033759
  (State or other jurisdiction    (Commission            (IRS Employer
         of incorporation)         File Number)        Identification No.)


        5675 Hudson Industrial Parkway
                 Hudson, Ohio
                                                        44236
   (Address of principal executive offices)           (Zip code)


               Registrant's telephone number, including area code:
                                 (800) 553-1170

                                 Not applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

     DPAC Technologies Corp. issued a press release on November 13, 2006 announcing its 2006 third quarter results. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


Item 9.01    Financial Statements and Exhibits.

(c)  Exhibit.

Exhibit 99.1   Press release of DPAC Technologies Corp. dated November 13, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DPAC TECHNOLOGIES CORP.

                                           By:   /s/ Stephen J. Vukadinovich
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                                              Stephen J. Vukadinovich
                                              Chief Financial Officer

Dated: November 13, 2006

                                  Exhibit Index


 Exhibit No.     Description
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Exhibit 99.1     Press release of DPAC Technologies Corp. dated November 13,
                 2006.